Exhibit 99.1

Amazon and iRobot sign an agreement for Amazon to acquire iRobot

Since introducing the Roomba vacuum in 2002, iRobot has continued to delight customers with every product generation, saving customers valuable time previously spent on household chores

The team at iRobot has developed innovative cleaning products that customers love

SEATTLE & BEDFORD (BUSINESS WIRE) — Aug. 5, 2022 —Today Amazon (NASDAQ:AMZN) and iRobot (NASDAQ:IRBT) announced that they have entered into a definitive merger agreement under which Amazon will acquire iRobot. iRobot has a history of making customers’ lives easier with innovative cleaning products for the home. iRobot has continued to innovate with every product generation, solving hard problems to help give customers valuable time back in their day.

“We know that saving time matters, and chores take precious time that can be better spent doing something that customers love,” said Dave Limp, SVP of Amazon Devices. “Over many years, the iRobot team has proven its ability to reinvent how people clean with products that are incredibly practical and inventive — from cleaning when and where customers want while avoiding common obstacles in the home, to automatically emptying the collection bin. Customers love iRobot products — and I’m excited to work with the iRobot team to invent in ways that make customers’ lives easier and more enjoyable.”

“Since we started iRobot, our team has been on a mission to create innovative, practical products that make customers’ lives easier, leading to inventions like the Roomba and iRobot OS,” said Colin Angle, chairman and CEO of iRobot. “Amazon shares our passion for building thoughtful innovations that empower people to do more at home, and I cannot think of a better place for our team to continue our mission. I’m hugely excited to be a part of Amazon and to see what we can build together for customers in the years ahead.”

Amazon will acquire iRobot for $61 per share in an all-cash transaction valued at approximately $1.7 billion, including iRobot’s net debt. Completion of the transaction is subject to customary closing conditions, including approval by iRobot’s shareholders and regulatory approvals. On completion, Colin Angle will remain as CEO of iRobot.

About Amazon

Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Amazon strives to be Earth’s Most Customer-Centric Company, Earth’s Best Employer, and Earth’s Safest Place to Work. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Career Choice, Fire tablets, Fire TV, Amazon Echo, Alexa, Just Walk Out technology, Amazon Studios, and The Climate Pledge are some of the things pioneered by Amazon. For more information, follow @AmazonNews.

About iRobot

iRobot is a global consumer robot company that designs and builds thoughtful robots and intelligent home innovations that make life better. iRobot introduced the first Roomba robot vacuum in 2002. Today, iRobot is a global enterprise that has sold millions of robots worldwide. iRobot’s product portfolio features technologies and advanced concepts in cleaning, mapping and navigation. Working from this portfolio, iRobot engineers are building robots and smart home devices to help consumers make their homes easier to maintain and healthier places to live. For more information about iRobot, please visit www.irobot.com.

Cautionary Statement Regarding Amazon Forward-Looking Statements

Amazon’s statements related to the proposed acquisition of iRobot contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expected benefits of the acquisition. Actual results could differ materially from those projected or forecast in the forward-looking statements. Factors that could cause actual results to differ materially include the following: the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all; closing of the transaction may not occur or may be delayed, either as a result of litigation related to the transaction or otherwise; Amazon may be unable to achieve the anticipated benefits of the transaction; revenues following the transaction may be lower than expected; the duration and scope of the COVID-19 pandemic, including any recurrence, may affect the results of operations; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, partners, and commercial counterparties) may be greater than expected; Amazon may assume unexpected risks and liabilities; completing the transaction may distract Amazon’s management from other important matters; and the other factors discussed in “Risk Factors” in Amazon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in Amazon’s other filings with the SEC, which are available at http://www.sec.gov. Amazon assumes no obligation to update the information in this press release, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Cautionary Statements Regarding iRobot Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on iRobot’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by iRobot and Amazon, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond iRobot’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of iRobot’s stockholders; (iii) potential delays in consummating the proposed transaction; (iv) the ability of iRobot to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on iRobot’s business and general economic conditions; (vii) iRobot’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm iRobot’s business, including current plans and operations; (xi) the ability of iRobot to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting iRobot’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which iRobot operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect iRobot’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact iRobot’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as iRobot’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in iRobot’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on iRobot’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. iRobot does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

In connection with the proposed transaction between iRobot and Amazon, iRobot will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to iRobot stockholders. iRobot may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which iRobot may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY

REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by iRobot through the website maintained by the SEC at www.sec.gov, iRobot’s investor relations website at investor.irobot.com or by contacting iRobot’s investor relations department at the following:

Andrew Kramer

akramer@irobot.com

(781) 430-3003

Participants in the Solicitation

iRobot and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from iRobot’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding iRobot’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in iRobot’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 11, 2022, and will be included in the Proxy Statement (when available). iRobot stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of iRobot directors and executive officers in the transaction, which may be different than those of iRobot stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.